Exhibit 99.1

Pulse Biosciences, Inc. Announces Commencement of Rights Offering

HAYWARD, Calif., June 4, 2024 -- Pulse Biosciences, Inc. (Nasdaq: PLSE) (the “Company” or “Pulse Biosciences”), a company leveraging its novel and proprietary CellFX® Nanosecond Pulsed Field Ablation™ (nsPFA™) technology, today announced that it has commenced its previously announced rights offering of up to $60,000,000 of units (the “Units,” and each, a “Unit”) at the Initial Price (as defined below). The subscription rights will expire and have no value if they are not exercised prior to 5:00 p.m., Eastern Time, on June 26, 2024 (the “Expiration Date”).

Pursuant to the rights offering, Pulse Biosciences has distributed non-transferable subscription rights to purchase the Units to each holder of the Company’s common stock, par value $0.001 per share (“Common Stock”), as of May 31, 2024. The Company distributed to all holders of Common Stock as of the Record Date non-transferable subscription rights to purchase up to an aggregate of 6,000,000 units (“Units”) at a price per Unit equal to the lesser of: (i) $10 (the “Initial Price”) and (ii) the volume weighted average price of the Common Stock for the ten trading day period through and including the expiration date of the Rights Offering, now contemplated to be Wednesday, June 26, 2024 (the “Alternate Price”). The subscription price will determine the final number of Units issuable, and subsequently the pro rata number of Units to which stockholders can subscribe. To the extent that the Alternate Price is lower than the Initial Price, the Company will sell additional Units, but will not sell fractional Units.

Each Unit consists of one share of Common Stock and two warrants, each being a warrant to purchase one-half of one share of Common Stock at an exercise price per whole share that shall be equal to 110% of the per-Unit subscription price (provided, that, the aggregate number of shares of Common Stock that shall be issuable upon the exercise of each set of warrants included in a given subscription for Units shall be rounded up to the nearest whole share). Each warrant will be exercisable immediately upon completion of the Rights Offering and will expire on the fifth anniversary of the completion of the Rights Offering. The respective warrants will be subject to redemption by the Company for $0.01 per underlying share of Common Stock, on not less than thirty (30) days’ written notice, if the volume weighted average price of our Common Stock equals or exceeds: (i) in respect of one such warrant, 150% of the exercise price for the warrants, subject to adjustment, per whole share, for twenty (20) consecutive trading days, and (ii) in respect of the other such warrant, 200% of the exercise price for the warrants, subject to adjustment, per whole share, for twenty (20) consecutive trading days, provided that, in each case, the Company may not redeem the warrants prior to the date that is three months after the issuance date.

The Rights Offering includes an over-subscription right to permit each rights holder that exercises its basic subscription rights in full to purchase additional Units that remain unsubscribed at the expiration of the offering, but the Company will not sell fractional Units. The availability of this over-subscription right will be subject to certain terms and conditions to be set forth in the offering documents.

Stockholders wishing to exercise subscription rights must timely pay the exercise price for the number of Units they wish to acquire. If the Alternate Price is lower than the Initial Price on the Expiration Date, any excess subscription amounts paid by a subscribing holder will be applied towards the purchase of additional Units in the rights offering. Stockholders who fully exercise their basic subscription rights will be entitled to subscribe for additional Units that are not purchased by other stockholders, on a pro rata basis and subject to availability.

The rights offering is being made pursuant to the Company’s registration statement on Form S-3, as modified by the post-effective amendment filed with the Securities and Exchange Commission (“SEC”) on May 28, 2024, which was deemed effective by the SEC on May 31, 2024, including the prospectus contained therein, as further modified by the prospectus to be filed pursuant to Rule 424(b)(2) of the Securities Act of 1933, which contains the detailed terms of the rights offering and will be filed with the SEC on June 4, 2024. Copies of the foregoing documents may be obtained at the SEC’s website at www.SEC.gov. Questions about the rights offering and requests for copies of the prospectus relating to the rights offering may be directed to Broadridge Corporate Issuer Solutions, LLC, the Company’s information, subscription and warrant agent for the rights offering, at the address and phone number provided at the end of this release.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Pulse Biosciences®

Pulse Biosciences is a novel bioelectric medicine company committed to health innovation that has the potential to improve the quality of life for patients. The Company’s proprietary CellFX® nsPFA™ technology delivers nanosecond pulses of electrical energy to non-thermally clear cells while sparing adjacent noncellular tissue. The Company is actively pursuing the development of its CellFX nsPFA technology for use in the treatment of atrial fibrillation and in a select few other markets where it could have a profound positive impact on healthcare for both patients and providers.

Pulse Biosciences, CellFX, Nano-Pulse Stimulation, NPS, nsPFA, CellFX nsPFA and the stylized logos are among the trademarks and/or registered trademarks of Pulse Biosciences, Inc. in the United States and other countries.

Forward-Looking Statements

All statements in this press release that are not historical are forward-looking statements, including, among other things, statements relating to the effectiveness of the Company’s CellFX nsPFA technology and CellFX System to non-thermally clear cells while sparing adjacent non-cellular tissue, statements concerning the Company’s future fundraising efforts and whether those efforts will be successful or allow the Company to continue current operations as planned, and statements concerning the expected duration and completion of the Company’s 2024 rights offering, and other future events. These statements are not historical facts but rather are based on Pulse Biosciences’ current expectations, estimates, and projections regarding Pulse Biosciences’ business, operations and other similar or related factors. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and other similar or related expressions are used to identify these forward-looking statements, although not all forward-looking statements contain these words. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond Pulse Biosciences’ control. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in Pulse Biosciences’ filings with the Securities and Exchange Commission. Pulse Biosciences undertakes no obligation to revise or update information in this release to reflect events or circumstances in the future, even if new information becomes available.

Contacts:

Investors:

Pulse Biosciences, Inc.

Burke T. Barrett, President and CEO

IR@pulsebiosciences.com

Or

Gilmartin Group

Philip Trip Taylor

415.937.5406

philip@gilmartinir.com

Rights Offering Information, Subscription and Warrant Agent:

Broadridge Corporate Issuer Solutions, LLC

Attn: BCIS Re-Organization Dept.

P.O. Box 1317

Brentwood, NY 11717-0718

888.789.8409

shareholder@broadridge.com